Exhibit 4.1

Robinhood

NUMBER
RHA

SHARES

CUSIP 770700 10 2

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

Robinhood Markets, Inc.

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER AND PRESIDENT

ROBINHOOD MARKETS, INC.
CORPORATE
SEAL
November 22, 2013
DELAWARE

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

HERITAGE BANKNOTE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Corporation’s certificate of incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of securities (copies of which may be obtained without charge to each stockholder who so requests from the Corporate Secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. Any of the foregoing requests shall be made to the Corporation’s Corporate Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common COM PROP – as community property UNIF GIFT MIN ACT – ......................... Custodian ......................... (Cust) (Minor) under Uniform Gifts to Minors Act.............................................................................. (State) UNIF TRF MIN ACT – ................. Custodian (until age ..................) (Cust) ..................................... under Uniform Transfers (Minor) to Minors Act............................................................ (State) FOR VALUE RECEIVED, _____________________________________________________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED. Signature(s) Guaranteed: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) X X